SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 1998

                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-12957                  22-2372868
(State or other jurisdiction         (Commission               (IRS EMPLOYER
     or incorporation)               File Number)             Identification)



 20 Kingsbridge Road, Piscataway, New Jersey                        08854
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code             (732) 980-4500


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     Enzon, Inc. (the "Company") has entered an agreement with the FDA for temporary labeling and distribution modifications for ONCASPAR(R), an agent used in combination chemotherapy for patients with Acute Lymphoblastic Leukemia who are hypersensitive to other available treatments. During this temporary period, the Company will distribute ONCASPAR directly to patients on an as needed basis.

     The Company's action was prompted by the recent observation that particulate matter has formed in some vials of ONCASPAR. Until the current problem can be resolved, the Company and the FDA have agreed to a label modification that will limit ONCASPAR's use to intra-muscular injection. In addition, the Company will institute an inspection procedure that will be carried out immediately prior to distribution. These actions will serve as added safety precautions. Rhone-Poulenc (RPR), the Company's U.S. distributor of ONCASPAR, has voluntarily instituted an urgent drug notification under which approximately 600 vials of ONCASPAR in the market will be returned to the Company. The Company will supply new product that meets all product specifications and is labeled for intramuscular use only.

     The Company is evaluating modifications to its existing ONCASPAR manufacturing process to reduce the potential for particulates. This manufacturing problem is specific to ONCASPAR.

     Under the temporary distribution arrangement, the Company will receive the full list price for ONCASPAR. When the existing manufacturing problem has been resolved it is expected that RPR will resume the normal distribution of ONCASPAR.

     Except for the historical information herein, the matters discussed in this Form 8-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based upon a number of factors which are described in the Company's Form 10-K, Form 10-Qs and Form 8-Ks on file with the Commission, including without limitation, risks in obtaining and maintaining regulatory approval for expanded indications, market acceptance of and continuing demand for the Company's products and the impact of competitive products and pricing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 4, 1998
                                       ENZON, INC.
                                       (Registrant)

                                       By:/s/ KENNETH J. ZUERBLIS
                                          --------------------------------------
                                          Kenneth J. Zuerblis
                                          Vice President, Finance
                                          and Chief Financial Officer
                                          (Principal Financial Officer and
                                          Principal Accounting Officer)